UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	08/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

AUGUST 31, 2006

Annual Report
to Shareholders

DWS Global Thematic Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2006

Classes A, B, C and R

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and 10-year periods shown for Class A, Class C and Class R shares and for all periods shown for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on June 18, 2001 and Class R shares prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS Global Thematic Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/06
DWS Global Thematic Fund	1-Year	3-Year	5-Year	10-Year
Class A	27.65%	23.24%	11.31%	9.51%
Class B	26.42%	22.21%	10.41%	8.63%
Class C	26.64%	22.31%	10.46%	8.66%
Class R	27.37%	23.03%	11.08%	9.26%
MSCI World Index+	15.77%	16.49%	7.74%	7.54%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C	Class R
Net Asset Value: 8/31/06	$ 35.02	$ 34.50	$ 34.55	$ 34.98
8/31/05	$ 29.60	$ 29.35	$ 29.35	$ 29.63
Distribution Information: Twelve Months: Income Dividends as of 8/31/06	$ .11	$ —	$ —	$ .10
Capital Gains as of 8/31/06	$ 2.29	$ 2.29	$ 2.29	$ 2.29
Class A Lipper Rankings — Global Multi-Cap Growth Funds Category as of 8/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	2	of	72	3
3-Year	2	of	56	4
5-Year	9	of	44	20

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Thematic Fund — Class A [] MSCI World Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/06
DWS Global Thematic Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,031	$17,641	$16,108	$23,380
	Average annual total return	20.31%	20.83%	10.00%	8.86%
Class B	Growth of $10,000	$12,342	$18,054	$16,305	$22,876
	Average annual total return	23.42%	21.77%	10.27%	8.63%
Class C	Growth of $10,000	$12,664	$18,296	$16,444	$22,949
	Average annual total return	26.64%	22.31%	10.46%	8.66%
Class R	Growth of $10,000	$12,737	$18,625	$16,909	$24,255
	Average annual total return	27.37%	23.03%	11.08%	9.26%
MSCI World Index+	Growth of $10,000	$11,577	$15,808	$14,519	$20,692
	Average annual total return	15.77%	16.49%	7.74%	7.54%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings for the 3-year, 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 8/31/06
DWS Global Thematic Fund	1-Year	3-Year	5-Year	10-Year
Class S	28.01%	23.67%	11.65%	9.83%
MSCI World Index+	15.77%	16.49%	7.74%	7.54%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/06	$ 34.99
8/31/05	$ 29.64
Distribution Information: Twelve Months: Income Dividends as of 8/31/06	$ .27
Capital Gains as of 8/31/06	$ 2.29
Class S Lipper Rankings — Global Multi-Cap Growth Funds Category as of 8/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	1	of	72	2
3-Year	1	of	56	2
5-Year	7	of	44	16
10-Year	7	of	14	47

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Global Thematic Fund — Class S [] MSCI World Index+

Yearly periods ended August 31
Comparative Results as of 8/31/06
DWS Global Thematic Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$12,801	$18,916	$17,350	$25,530
	Average annual total return	28.01%	23.67%	11.65%	9.83%
MSCI World Index+	Growth of $10,000	$11,577	$15,808	$14,519	$20,692
	Average annual total return	15.77%	16.49%	7.74%	7.54%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares reduced expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2006 to August 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 3/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/06	$ 1,054.20	$ 1,049.00	$ 1,050.20	$ 1,053.60	$ 1,055.50
Expenses Paid per $1,000*	$ 7.87	$ 12.76	$ 11.83	$ 8.95	$ 6.42
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 3/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/06	$ 1,017.54	$ 1,012.75	$ 1,013.66	$ 1,016.48	$ 1,018.95
Expenses Paid per $1,000*	$ 7.73	$ 12.53	$ 11.62	$ 8.79	$ 6.31

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S
DWS Global Thematic Fund	1.52%	2.47%	2.29%	1.73%	1.24%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Global Thematic Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Global Thematic Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Oliver Kratz

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

Joined Deutsche Asset Management in 1996, having since served as portfolio manager for European Equity Fund and Global Emerging Markets analyst for International Equity Fund, after two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999; member of Budapest Stock Exchange Advisory Board.

Head of global portfolio selection team for Alpha Emerging Markets Equity and co-lead manager for Global Thematic Equity: New York.

Joined the fund in 2003.

BA, Tufts University and Karlova Universidad, Prague; MALD, Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

In the following interview, lead portfolio manager Oliver Kratz discusses the market environment, fund performance and investment strategy in managing DWS Global Thematic Fund during the 12-month period ended August 31, 2006.

Q: How did the global equity markets perform during the annual period?

A: During the past year, investors in global equities were rewarded with double-digit returns. Although the markets suffered periodic bouts of volatility due to investor concerns about geopolitical issues, rising US interest rates and the potential for slower global growth, the overall investment backdrop remained favorable for stock prices. Key pillars of support for the market included record levels of corporate profits in the United States, rising merger and acquisition activity in Europe, and signs that Japan's economy is finally emerging from its decade-long doldrums.

From a sector perspective, the biggest winners during the past year were energy, materials and financials stocks. Energy stocks gained ground as the price of crude oil climbed above $70, boosting profits for companies in the sector. With respect to materials, surging demand from the emerging Asia region continued to drive prices higher for a number of commodities, including steel and copper. Regarding the financials sector, the top performers for the period were found in Japan, where real estate and diversified banks outperformed amid signs of an improving economic environment. On a regional basis, Japan and Europe both outperformed the broader index, while the US market lagged.

Q: How did the fund perform during the annual period?

A: The fund performed very well in relation to both its benchmark and its peer group. For the 12-month period ended August 31, 2006, the Class A shares of DWS Global Thematic Fund returned 27.65%, well ahead of both the 15.77% return of its benchmark, the MSCI World Index, and the 14.22% average return of the 72 funds in its Lipper peer group, Global Multi-Cap Growth Funds.1,2

1 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

2 Source: Lipper Inc. as of August 31, 2006. Lipper figures include reinvestment of dividends and capital gains and represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Global Funds category. Past performance is no guarantee of future results. According to Lipper, Inc., global funds are those that invest at least 25% of assets in securities traded outside of the US and that may own US securities as well. It is not possible to invest directly in a Lipper category.

Class S shares of the fund finished #1 overall in the Lipper peer group for the one- and three-year periods out of a group of 72 and 56 funds, respectively. The fund finished 7 of 44 funds for the five-year period. The average annual return also has outpaced the return of the benchmark by a wide margin in both periods: 23.67% versus 16.49% for the past three years, and 11.65% versus 7.74% for the past five.

(Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and for more complete performance information.)

Q: What do you see as the reason for the fund's strong performance record?

A: As discussed in past reports to shareholders, we believe the fund's strong performance record is largely the result of our unique approach to investing. We strive to identify themes that we believe will be important long-term drivers of the global business environment, then we use intensive fundamental research and a wide array of quantitative tools to invest in companies that stand to benefit as these themes unfold. The potential advantage of this approach is that longer-term themes can continue to develop even when equity markets may be experiencing stormy weather. The goal of this approach is outperformance in both bull and bear markets.

Notably, we are not constrained by a benchmark or by the need to invest in a particular asset class. For example, we believe the terms "developed" and "emerging" markets are growing increasingly irrelevant, since the process of globalization is only going to intensify. A company's home country does not necessarily reflect the strength of its business model or prospects. Similarly, we have no set targets for the portfolio's exposure to certain countries or regions. And since we do not focus on tracking the holdings of the benchmark, we have the flexibility to invest wherever we see opportunities.

Another important element of this investment style is that the fund is considered "cycle agnostic." This means that we do not invest based on any perceived direction of the global economy. Instead, we look for companies in which we believe we can develop an informational edge or apply a superior logic to valuation. We strive to further develop our investment strategy by speaking to the people who are closest to the action; namely, upper management. We believe this is a more effective way to add value than trying to predict the direction of the economy.

Past performance is no guarantee of future results, of course, but we believe the fund's strong track record over the one-, three- and five-year periods helps illustrate the potential value of our approach.

Q: Will you discuss the key elements of your positioning and how they impacted fund performance?

A: Below, we highlight ten themes in the fund in the order of their contribution to performance, along with leading contributors and detractors within each theme:

Ultimate Subcontractors: This theme — which focuses on companies that are able to conduct one-sided price negotiations as a result of their access to materials — is largely invested in energy and mining stocks, sectors that performed very well during the past year. This theme has been in the portfolio since the 1990s, enabling the fund to participate in the run-up in natural resources stocks during the past three years. Top contributors during the annual period included Gazprom*, the world's largest natural gas supplier, Anglo American PLC, the world's second-biggest miner by sales, and ExxonMobil Corp., which reported record profits. The fund's weighting in this theme declined steadily throughout the period, as we elected to take profits as a number of the portfolio's holdings reached our price targets.

* Not held by the portfolio at the end of the reporting period.

Disequilibria: Here, we aim to identify companies in industries experiencing, or about to experience, a material shift in their competitive dynamics. Such companies are often valued by the equity markets as members of an underclass, but we believe opportunity exists in companies that have acknowledged the need for an active response, have selected a course of action and are capable of its successful implementation. Leading contributors for the 12-month period are the same as those we highlighted in February's semiannual report to shareholders: Commerzbank AG of Germany and Capitalia SpA* of Italy, both of which have undergone large restructuring initiatives, and ABB Ltd.*, the Swiss manufacturer of automation and power technologies.

We devoted a fair amount of our research efforts to this theme over the past year. With the rise of YouTube, it has become clear to us that the dawn of IP (Internet protocol) TV is here. We believe this suggests a complete re-orientation of the media landscape as we know it, since one million amateurs can now produce and distribute content. The proliferation of content has begun to explode, and it is also becoming more customized to individual needs and preferences. This requires an upgrade of transmission, content-delivery and content-security architecture. We believe this process will result in some form of global coordination of capital spending on transmission infrastructure. Among the various potential results of this evolution will be more freedom for 1) the consumer, in choosing how and where to connect, and 2) service providers, as standards will be open and applications will be available from more sources. Needless to say, there are some obvious winners and losers in this scenario, and our recent work within the disequilibria theme has focused on their identification.

Large Units (formerly Greater China): China's rapid growth has helped the entire regional Asian economy transition from being export-dependant to its status as a diversified economy with rising consumer spending and a burgeoning middle class. While the theme includes a diverse range of companies in the technology, financial and consumer sectors, the top contributors during the past year were natural resource-related stocks: China Petroleum & Chemical Corp.* and POSCO*, the Korean steel company.

* Not held by the portfolio at the end of the reporting period.

Japan Restructuring: Based on the evolving relationship between Japanese government and business, this theme outperformed the Japanese market as a whole during the past year. Our performance here was helped by holding large positions in four strong-performing stocks in the real estate and banking sectors: Mitsui Fudosan Co., Ltd., Nomura Holdings, Inc., Mitsubishi Estate Co., Ltd. and Mizuho Financial Group, Inc.

Supply Chain Dominance: This theme invests in companies that drive the supply chain economics of their respective fields. Such firms seek to benefit from better economics, cost savings, an advantageous capital base and the synergies that come with being "the partner of choice" of both buyers and suppliers. These companies are usually characterized by both rising market share and increasing profit margins. An example of a successful investment in this theme is Korea's Samsung Electronics Co., Ltd., which has established itself as an effective low-cost provider in its industry and forged quality-driven brand recognition in the Western consumer marketplace. The stock was one of the theme's leading contributors to performance, as were Komatsu Ltd., the Japanese machinery manufacturer, and Tenaris S.A.*, an Argentine-based maker of oil and gas pipes. The Supply Chain Dominance theme was also home to one of the fund's leading detractors from performance — Dell Inc.* — which declined sharply on news of lower-than-expected earnings.

New Annuities: Given the aging population in the developed countries, we believe investor demand for companies with assets that can generate predictable long-term returns will continue to grow. An example of a company that illustrates this theme is Schering AG, a leading global drug maker with a stable pipeline. The company was in the process of a share buyback program before Merck KgaA made an unsolicited cash bid in March to create Germany's biggest pharmaceutical company. The largest contribution to performance within the New Annuities theme was generated by the fund's position in Fomento Economico Mexicano SA, the brewer of Tecate and Dos Equis. The company has benefited from its US distribution partnership with Heineken as well as consistent performance in its network of convenience stores throughout Mexico.

Talent and Ingenuity (formerly Virtuality): The focus of this long-standing theme remains the identification of companies that benefit from their ownership of intellectual property rather than hard assets. As such, it tends to be populated largely by health care companies. Although this sector underperformed during the year, fund performance was boosted by our strong stock selection in this area. Among the top contributors were Bayer AG, the German pharmaceutical company; Infosys Technology Ltd., an Indian firm that has benefited from the US outsourcing trend; Goldman Sachs Group Inc.*, which continues to deliver outstanding earnings growth; and Akamai Technologies, Inc., a US technology company whose software enables the efficient delivery of music, video and game downloads via the Internet. Key detractors included St. Jude Medical, Inc. and Zimmer Holdings, Inc., both of which lost ground amid the broader weakness in medical device and equipment makers.

* Not held by the portfolio at the end of the reporting period.

Safety Assets: In order to manage the risk of instability in the global economy and/or financial markets, we hold a small position in stocks leveraged to the mining of metals, especially gold. Such stocks tend to have a low correlation with the global markets overall. With the price of gold rising during the year and most metals stocks performing very well, we generated positive performance from all six of the gold stocks held under this theme.

Security: As a theme, Security attempts to exploit the ability that companies have to provide the technological and human resources necessary to protect people, their assets and information. While the fund's position in Check Point Software Technology Inc.* detracted, its other holdings performed well, with Julius Baer Holding AG making the largest contribution to performance. The company's first-half 2006 profit growth topped analysts' estimates after acquisitions of four UBS AG units boosted fees from high net worth clients.

Global Agribusiness: This is a new theme introduced to the fund within the past six months. Rising gross domestic product in India, China, Southeast Asia, Africa and Russia — which combined are home to over three billion people — is leading to an inevitable rise in global protein consumption. This requires more cattle and pigs, more feedstock — such as soy-based products — more arable and productive land and better logistics and harvesting techniques. Potential investments include companies within every part of the food chain, ranging from seed producers to fertilizer companies, from landbank owners to beef cattle companies, from logistics providers to tractor and combine makers, and many more. Stocks held under this theme as of August 31, 2006 include Monsanto Co., AGCO Corp., IOI Corp. Bhd and Australian Agricultural Co., Ltd. As a group, these stocks performed very well for the fund, but the overall contribution to performance was limited since the portfolio's weighting in this theme remains relatively low at this stage.

Fund Assets by Theme, as of August 31, 2006 (as a % of investments)
Disequilibria	17%
New Annuities	13%
Supply Chain Dominance	8%
Talent and Ingenuity	18%
Ultimate Subcontractors	11%
Large Units	4%
Japan Restructuring	6%
Security	6%
Safety Assets	4%
Global Agribusiness	2%
Distressed Companies	3%
Private/Public Partnerships	3%

Q: Do you have any closing thoughts for investors?

A: The volatility experienced by the global markets during the late spring and summer shows that risk is still very much a part of the investment equation. In an environment of potentially higher market volatility, we believe our approach — which seeks to spread out the portfolio's risk exposure via the highly diversified nature of its investments — will hold the fund in good stead. Looking ahead, we will continue to look for opportunities to take advantage of market volatility by adding to the fund's positions in fundamentally sound companies that periodically become subject to bouts of indiscriminate selling.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	8/31/06	8/31/05

Common Stocks	91%	92%
Cash Equivalents	5%	4%
Exchange Traded Funds	2%	2%
Preferred Stocks	2%	2%
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	8/31/06	8/31/05

United States and Canada	32%	25%
Europe (excluding United Kingdom)	32%	29%
Pacific Basin	14%	18%
Japan	8%	9%
United Kingdom	5%	7%
Latin America	4%	6%
Africa	1%	2%
Other	4%	4%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	8/31/06	8/31/05

Financials	23%	23%
Information Technology	17%	10%
Industrials	12%	12%
Health Care	12%	8%
Consumer Discretionary	10%	6%
Materials	10%	17%
Energy	8%	11%
Consumer Staples	4%	6%
Telecommunication Services	3%	3%
Utilities	1%	4%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2006 (17.4% of Net Assets)	Country	Percent
1. Total SA Producer of oil and natural gas	France	2.2%
2. Cisco Systems, Inc. Developer of computer network products	United States	2.1%
3. Intel Corp. Designer, manufacturer and seller of computer compounds and related products	United States	1.9%
4. General Electric Co. Manufacturers, distributes and markets electricity	United States	1.9%
5. Mizuho Financial Group, Inc. Provider of financial services	Japan	1.8%
6. Newmont Mining Corp. Explorer and miner of gold	United States	1.6%
7. Julius Baer Holding Ltd. Provides commercial banking services	Switzerland	1.5%
8. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	1.5%
9. Commerzbank AG Offers various retail and commercial banking services	Germany	1.5%
10. Hyundai Motor Co. Sells and exports cars, trucks and commercial vehicles	Korea	1.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2006

	Shares	Value ($)

Common Stocks 89.9%
Australia 0.6%
Australian Agricultural Co., Ltd.	717,505	1,007,980
Macquarie Airports	3,095,224	7,042,345
(Cost $8,711,751)		8,050,325
Austria 1.7%
Erste Bank der Oesterreichischen Sparkassen AG	269,300	16,284,641
Wienerberger AG	142,100	6,821,464
(Cost $21,177,134)		23,106,105
Bermuda 2.0%
Marvell Technology Group Ltd.*	468,400	8,201,684
Tyco International Ltd.	710,300	18,574,345
(Cost $32,209,865)		26,776,029
Brazil 2.1%
Companhia Vale do Rio Doce (ADR)	643,300	13,792,352
Diagnosticos da America SA*	412,700	7,911,366
Petroleo Brasileiro SA (ADR)	83,700	7,504,542
(Cost $29,943,389)		29,208,260
Canada 1.0%
Goldcorp, Inc.	298,900	8,261,463
Meridian Gold, Inc.*	165,600	4,897,733
(Cost $5,133,848)		13,159,196
China 1.1%
Shanghai Electric Group Co., Ltd. "H"	31,167,700	8,175,397
Xinao Gas Holdings Ltd.	7,437,000	7,076,255
(Cost $17,932,342)		15,251,652
Egypt 0.3%
Orascom Construction Industries (GDR) (REG S) (Cost $3,645,359)	55,800	4,664,880
Finland 0.5%
UPM-Kymmene Oyj (Cost $5,400,367)	261,200	6,190,771
France 2.8%
Credit Agricole SA	189,704	7,706,773
Total SA	448,791	30,300,834
(Cost $25,326,837)		38,007,607
Germany 10.2%
Allianz AG (Registered)	55,053	9,336,205
BASF AG	137,440	11,327,303
Bayer AG	123,162	6,101,698
Commerzbank AG	569,463	19,917,186
DaimlerChrysler AG (a)	275,100	14,519,778
Deutsche Post AG (Registered)	705,535	17,888,099
Deutsche Telekom AG (Registered)	772,548	11,273,247
GfK AG	130,203	5,489,701
Hypo Real Estate Holding AG	157,675	9,777,054
Siemens AG (Registered)	97,407	8,258,797
Stada Arzneimittel AG	177,497	8,661,674
TUI AG (a)	872,918	17,043,479
(Cost $129,283,879)		139,594,221
Hong Kong 1.0%
A-S China Plumbing Products Ltd.*	6,700,000	1,895,271
Hongkong & Shanghai Hotels Ltd.	5,852,032	7,080,603
Industrial & Commercial Bank of China (Asia) Ltd.	3,173,700	5,304,973
(Cost $16,286,295)		14,280,847
Hungary 1.7%
Magyar Telekom Telecommunications (ADR)* (a)	574,800	11,576,472
OTP Bank Nyrt. (ADR) 144A	117,400	6,867,900
OTP Bank Nyrt.	160,800	4,649,390
(Cost $23,799,493)		23,093,762
India 0.8%
Infosys Technologies Ltd. (Cost $6,295,855)	279,800	10,840,859
Israel 1.7%
NICE Systems Ltd. (ADR)*	237,400	5,925,504
Teva Pharmaceutical Industries Ltd. (ADR) (a)	485,700	16,882,932
(Cost $21,621,711)		22,808,436
Italy 1.0%
Assicurazioni Generali SpA	138,600	5,222,255
Telecom Italia SpA	2,918,000	8,074,932
(Cost $12,872,221)		13,297,187
Japan 7.1%
FANUC Ltd.	122,600	9,722,782
Komatsu Ltd.	647,000	11,821,755
Mitsubishi Estate Co., Ltd.	599,000	12,909,153
Mitsui Fudosan Co., Ltd.	696,000	15,592,487
Mizuho Financial Group, Inc.	2,944	23,798,765
Nomura Holdings, Inc.	478,000	9,242,813
Shinsei Bank Ltd.	2,174,000	13,389,003
(Cost $60,686,461)		96,476,758
Korea 5.5%
Hankook Tire Co., Ltd.	806,200	10,734,797
Hynix Semiconductor, Inc.*	179,100	6,856,215
Hyundai Motor Co.	229,480	19,336,191
LG Chem Ltd.	242,900	9,892,370
Samsung Electronics Co., Ltd.	29,880	20,203,890
Ssangyong Motor Co.*	282,090	1,335,181
STX Pan Ocean Co., Ltd.	13,698,000	6,745,639
(Cost $66,111,155)		75,104,283
Malaysia 1.2%
AMMB Holdings Bhd.	4,501,700	2,996,241
IOI Corp. Bhd.	975,600	4,479,120
Resorts World Bhd.	2,838,300	9,175,705
(Cost $15,331,848)		16,651,066
Mexico 1.8%
Fomento Economico Mexicano SA de CV (ADR)	115,000	10,800,800
Grupo Aeroportuario del Sureste SA de CV (ADR)	145,000	5,122,850
Grupo Televisa SA (ADR)	445,700	8,486,128
(Cost $20,051,373)		24,409,778
Netherlands 1.7%
ABN AMRO Holding NV (a)	534,974	15,256,607
Koninklijke DSM NV	207,408	8,205,454
(Cost $22,470,244)		23,462,061
Norway 0.5%
Norsk Hydro ASA	247,000	6,368,396
Tandberg Television ASA*	29,550	407,820
(Cost $6,885,449)		6,776,216
Poland 0.8%
Agora SA	346,015	3,550,254
Telekomunikacja Polska SA (GDR) (REG S)	1,014,000	6,722,820
(Cost $9,852,473)		10,273,074
Singapore 0.3%
DBS Group Holdings Ltd. (Cost $2,020,326)	371,000	4,243,368
South Africa 0.7%
Lewis Group Ltd.	812,600	5,603,167
Naspers Ltd. "N"	269,900	4,657,318
(Cost $10,666,823)		10,260,485
Spain 0.9%
Repsol YPF SA (ADR) (Cost $11,761,274)	415,800	11,941,776
Sweden 1.9%
Atlas Copco AB "B"	382,700	9,241,665
Telefonaktiebolaget LM Ericsson "B"	4,865,000	16,179,072
(Cost $26,654,961)		25,420,737
Switzerland 3.1%
Credit Suisse Group (Registered)	216,165	12,056,487
Julius Baer Holding Ltd. (Registered)	211,980	20,373,916
Novartis AG (Registered)	163,968	9,358,372
(Cost $31,526,252)		41,788,775
Taiwan 0.8%
Asustek Computer, Inc.	4,466,000	10,019,023
Bank of Kaohsiung	2,687,000	1,053,678
(Cost $12,637,234)		11,072,701
Thailand 1.9%
Bangkok Bank PCL (Foreign Registered)	2,843,000	8,321,714
Kasikornbank PCL (Foreign Registered)	3,226,100	5,580,003
Krung Thai Bank PCL (Foreign Registered)	14,078,500	4,270,753
Siam City Bank PCL (Foreign Registered)	3,873,400	2,061,416
Thai Oil PCL (Foreign Registered)	3,431,700	5,570,348
(Cost $23,212,347)		25,804,234
Turkey 0.8%
Turkiye Is Bankasi "C" (Cost $9,109,312)	1,813,600	10,462,839
United Kingdom 4.3%
Anglo American PLC	314,987	13,626,350
GlaxoSmithKline PLC	643,277	18,225,492
Kingfisher PLC	2,426,201	10,902,281
Royal Bank of Scotland Group PLC	476,095	16,153,994
(Cost $46,546,036)		58,908,117
United States 28.1%
3Com Corp.*	1,540,400	6,823,972
AGCO Corp.*	142,700	3,546,095
Akamai Technologies, Inc.*	165,600	6,491,520
Apple Computer, Inc.*	226,700	15,381,595
BJ's Wholesale Club, Inc.*	159,200	4,194,920
Briggs & Stratton Corp.	178,300	5,019,145
Caremark Rx, Inc.	233,700	13,540,578
Cisco Systems, Inc.*	1,271,500	27,960,285
Coca-Cola Co.	355,800	15,943,398
eBay, Inc.*	627,200	17,473,792
ExxonMobil Corp.	277,400	18,771,658
Foundry Networks, Inc.*	989,200	12,038,564
General Electric Co.	760,600	25,906,036
General Mills, Inc. (a)	293,950	15,940,908
Hasbro, Inc.	237,500	4,821,250
Intel Corp.	1,343,450	26,251,013
Johnson & Johnson	199,700	12,912,602
KKR Private Equity Investors LP (Unit)*	311,600	7,039,044
Lennox International, Inc.	197,200	4,642,088
MetLife, Inc.	237,100	13,047,613
Monsanto Co.	279,800	13,273,712
Newmont Mining Corp.	435,500	22,319,375
Oracle Corp.*	509,250	7,969,763
Pfizer, Inc.	484,900	13,363,844
Schlumberger Ltd.	294,400	18,046,720
St. Jude Medical, Inc.*	511,800	18,634,638
Symantec Corp.*	586,900	10,939,816
Wyeth	250,350	12,192,045
Zimmer Holdings, Inc.*	120,500	8,194,000
(Cost $338,992,662)		382,679,989
Total Common Stocks (Cost $1,074,156,576)		1,224,066,394

Preferred Stocks 1.6%
Germany
Fresenius AG	40,487	6,959,904
Porsche AG	15,019	15,397,309
Total Preferred Stocks (Cost $18,432,190)		22,357,213
	Principal Amount ($)	Value ($)

Other Investments 0.0%
Brazil
Companhia Vale do Rio Doce* (Cost $0)	389,000	7,621
	Shares	Value ($)

Exchange Traded Funds 2.5%
United States
Biotech HOLDRs Trust	55,450	9,962,147
iShares Nasdaq Biotechnology Index Fund* (a)	324,900	23,958,126
Total Exchange Traded Funds (Cost $32,845,438)		33,920,273

Call Options Purchased 0.1%
Microsoft Corp., expiring 1/25/2007, Strike Price $25.0 (Cost $745,463)	4,825	916,750

Securities Lending Collateral 3.8%
Daily Assets Fund Institutional, 5.28% (b) (c) (Cost $52,036,477)	52,036,477	52,036,477

Cash Equivalents 4.6%
Cash Management QP Trust, 5.33% (d) (Cost $62,165,828)	62,165,828	62,165,828
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,240,381,972)+	102.5	1,395,470,556
Other Assets and Liabilities, Net	(2.5)	(34,087,076)
Net Assets	100.0	1,361,383,480

* Non-income producing security.

+ The cost for federal income tax purposes was $1,247,895,835. At August 31, 2006, net unrealized appreciation for all securities based on tax cost was $147,574,721. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $178,907,196 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $31,332,475.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at August 31, 2006 amounted to $50,447,564 which is 3.7% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

HOLDRs: Holding Company Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2006
Assets
Investments: Investments in securities, at value (cost $1,126,179,667) — including $50,447,564 of securities loaned	$ 1,281,268,251
Investment in Cash Management QP Trust (cost $62,165,828)	62,165,828
Investment in Daily Assets Fund Institutional (cost $52,036,477)*	52,036,477
Total investments in securities, at value (cost $1,240,381,972)	1,395,470,556
Cash	2,802,141
Foreign currency, at value (cost $9,262,642)	9,190,788
Receivable for investments sold	4,777,132
Dividends receivable	1,468,246
Interest receivable	272,499
Receivable for Fund shares sold	5,506,999
Foreign taxes recoverable	109,900
Other assets	57,837
Total assets	1,419,656,098
Liabilities
Payable upon return of securities loaned	52,036,477
Payable for investments purchased	2,190,259
Payable for Fund shares redeemed	1,222,209
Deferred foreign taxes payable	556,183
Accrued management fee	972,678
Other accrued expenses and payables	1,294,812
Total liabilities	58,272,618
Net assets, at value	$ 1,361,383,480
Net Assets
Net assets consist of: Undistributed net investment income	7,315,405
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $556,183)	154,532,401
Foreign currency related transactions	(74,217)
Accumulated net realized gain (loss)	230,203,116
Paid-in capital	969,406,775
Net assets, at value	$ 1,361,383,480

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($119,141,305 ÷ 3,401,744 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 35.02
Maximum offering price per share (100 ÷ 94.25 of $35.02)	$ 37.16

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($13,956,989 ÷ 404,580 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 34.50

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($38,884,202 ÷ 1,125,595 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 34.55
Class R Net Asset Value, offering and redemption price(a) per share ($3,654,205 ÷ 104,471 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 34.98
Class S Net Asset Value, offering and redemption price(a) per share ($1,185,746,779 ÷ 33,892,547 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 34.99

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,138,629)	$ 22,689,902
Interest — Cash Management QP Trust	1,549,510
Interest	144,074
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	969,799
Total Income	25,353,285
Expenses: Management fee	10,935,782
Administration fee	318,009
Services to shareholders	2,094,916
Custodian and accounting fees	866,906
Distribution service fees	372,742
Auditing	92,356
Legal	64,491
Directors' fees and expenses	34,761
Reports to shareholders and shareholder meeting	385,971
Registration fees	68,346
Other	98,922
Total expenses before expense reductions	15,333,202
Expense reductions	(22,468)
Total expenses after expense reductions	15,310,734
Net investment income (loss)	10,042,551
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $496,109)	278,350,623
Foreign currency related transactions	(1,984,229)
276,366,394
Net unrealized appreciation (depreciation) during the period on: Investments (including deferred foreign taxes of $116,881)	(11,079,575)
Foreign currency related transactions	300,843
(10,778,732)
Net gain (loss) on investment transactions	265,587,662
Net increase (decrease) in net assets resulting from operations	$ 275,630,213

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2006	2005
Operations: Net investment income (loss)	$ 10,042,551	$ 8,335,013
Net realized gain (loss) on investment transactions	276,366,394	129,301,435
Net unrealized appreciation (depreciation) during the period on investment transactions	(10,778,732)	101,215,247
Net increase (decrease) in net assets resulting from operations	275,630,213	238,851,695
Distributions to shareholders from: Net investment income: Class A	(100,775)	—
Class R	(4,792)	—
Class AARP	(735,876)	(215,495)
Class S	(7,602,918)	(2,782,236)
Net realized gains: Class A	(2,186,169)	—
Class B	(575,119)	—
Class C	(501,247)	—
Class R	(114,584)	—
Class AARP	(8,534,969)	—
Class S	(63,812,036)	—
Fund share transactions: Proceeds from shares sold	278,808,380	61,329,247
Reinvestment of distributions	79,083,489	2,786,771
Cost of shares redeemed	(170,723,043)	(142,965,450)
Redemption fees	38,716	2,044
Net increase (decrease) in net assets from Fund share transactions	187,207,542	(78,847,388)
Increase (decrease) in net assets	378,669,270	157,006,576
Net assets at beginning of period	982,714,210	825,707,634
Net assets at end of period (including undistributed net investment income of $7,315,405 and $7,403,633, respectively)	$ 1,361,383,480	$ 982,714,210

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 29.60	$ 22.81	$ 20.42	$ 18.76	$ 23.14
Income (loss) from investment operations: Net investment income (loss)[a]	.19	.13	.00*	.12	.07
Net realized and unrealized gain (loss) on investment transactions	7.63	6.66	2.65	1.69	(3.89)
Total from investment operations	7.82	6.79	2.65	1.81	(3.82)
Less distributions from: Net investment income	(.11)	—	(.26)	(.15)	(.41)
Net realized gain on investment transactions	(2.29)	—	—	—	(.15)
Total distributions	(2.40)	—	(.26)	(.15)	(.56)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 35.02	$ 29.60	$ 22.81	$ 20.42	$ 18.76
Total Return (%)[b]	27.65	29.77[c]	12.99[c]	9.75	(16.80)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	119	26	17	15	14
Ratio of expenses before expense reductions (%)	1.56	1.76	1.77	1.66	1.63
Ratio of expenses after expense reductions (%)	1.56	1.70	1.69	1.66	1.63
Ratio of net investment income (loss) (%)	.62	.51	.04	.66	.34
Portfolio turnover rate (%)	143	54	81	55	31

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B Years Ended August 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 29.35	$ 22.79	$ 20.40	$ 18.73	$ 23.10
Income (loss) from investment operations: Net investment income (loss)[a]	(.10)	(.07)	(.18)	(.03)	(.10)
Net realized and unrealized gain (loss) on investment transactions	7.54	6.63	2.65	1.70	(3.90)
Total from investment operations	7.44	6.56	2.47	1.67	(4.00)
Less distributions from: Net investment income	—	—	(.08)	—*	(.22)
Net realized gain on investment transactions	(2.29)	—	—	—	(.15)
Total distributions	(2.29)	—	(.08)	—*	(.37)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 34.50	$ 29.35	$ 22.79	$ 20.40	$ 18.73
Total Return (%)[b]	26.42[c]	28.78[c]	12.21[c]	8.93	(17.50)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	7	8	9	10
Ratio of expenses before expense reductions (%)	2.61	2.69	2.58	2.45	2.43
Ratio of expenses after expense reductions (%)	2.49	2.47	2.47	2.45	2.43
Ratio of net investment income (loss) (%)	(.31)	(.26)	(.74)	(.13)	(.46)
Portfolio turnover rate (%)	143	54	81	55	31

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C Years Ended August 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 29.35	$ 22.79	$ 20.39	$ 18.73	$ 23.10
Income (loss) from investment operations: Net investment income (loss)[a]	(.06)	(.07)	(.16)	(.02)	(.09)
Net realized and unrealized gain (loss) on investment transactions	7.55	6.63	2.64	1.69	(3.90)
Total from investment operations	7.49	6.56	2.48	1.67	(3.99)
Less distributions from: Net investment income	—	—	(.08)	(.01)	(.23)
Net realized gain on investment transactions	(2.29)	—	—	—	(.15)
Total distributions	(2.29)	—	(.08)	(.01)	(.38)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 34.55	$ 29.35	$ 22.79	$ 20.39	$ 18.73
Total Return (%)[b]	26.64	28.78[c]	12.23[c]	8.91	(17.48)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	5	5	5	5
Ratio of expenses before expense reductions (%)	2.33	2.62	2.56	2.44	2.40
Ratio of expenses after expense reductions (%)	2.33	2.47	2.46	2.44	2.40
Ratio of net investment income (loss) (%)	(.15)	(.26)	(.73)	(.12)	(.43)
Portfolio turnover rate (%)	143	54	81	55	31

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class R Years Ended August 31,	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 29.63	$ 22.89	$ 21.69
Income (loss) from investment operations: Net investment income (loss)[b]	.12	.06	.02
Net realized and unrealized gain (loss) on investment transactions	7.62	6.68	1.37
Total from investment operations	7.74	6.74	1.39
Less distributions from: Net investment income	(.10)	—	(.19)
Net realized gain on investment transactions	(2.29)	—	—
Total distributions	(2.39)	—	(.19)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 34.98	$ 29.63	$ 22.89
Total Return (%)	27.37	29.45[c]	6.38c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	1.5
Ratio of expenses before expense reductions (%)	1.79	2.27	1.87*
Ratio of expenses after expense reductions (%)	1.79	1.96	1.82*
Ratio of net investment income (loss) (%)	.39	.25	.13*
Portfolio turnover rate (%)	143	54	81

[a] For the period from November 3, 2003 (commencement of operations of Class R shares) to August 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended August 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 29.64	$ 22.82	$ 20.41	$ 18.76	$ 23.15
Income (loss) from investment operations: Net investment income[a]	.29	.25	.07	.16	.13
Net realized and unrealized gain (loss) on investment transactions	7.62	6.66	2.66	1.69	(3.90)
Total from investment operations	7.91	6.91	2.73	1.85	(3.77)
Less distributions from: Net investment income	(.27)	(.09)	(.32)	(.20)	(.47)
Net realized gain on investment transactions	(2.29)	—	—	—	(.15)
Total distributions	(2.56)	(.09)	(.32)	(.20)	(.62)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 34.99	$ 29.64	$ 22.82	$ 20.41	$ 18.76
Total Return (%)	28.01	30.35	13.36[b]	10.01	(16.62)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,186	832	703	705	756
Ratio of expenses (%)	1.27	1.25	1.42	1.43	1.35
Ratio of net investment income (%)	.91	.96	.31	.89	.62
Portfolio turnover rate (%)	143	54	81	55	31
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Global Thematic Fund (formerly Scudder Global Fund) (the "Fund") is a diversified series of DWS Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information). Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movement during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 81,811,636
Undistributed net long-term capital gains	$ 163,220,748
Net unrealized appreciation (depreciation) on investments	$ 147,574,721

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2006	2005
Distributions from ordinary income*	$ 24,196,828	$ 2,997,731
Distributions from long-term capital gains	$ 59,971,657	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $1,698,889,590 and $1,606,852,090, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to June 1, 2006, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Investment Management Agreement. For the period from September 1, 2005 through May 31, 2006, the management fee payable under the Management Agreement was equal to an annual rate as follows:

Annual Management Fee Rate
First $500 million of the Fund's average daily net assets	1.000%
Next $500 million of such net assets	0.950%
Next $500 million of such net assets	0.900%
Next $500 million of such net assets	0.850%
Over $2 billion of such net assets	0.800%

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rate:

Annual Management Fee Rate
First $500 million of the Fund's average daily net assets	0.915%
Next $500 million of such net assets	0.865%
Next $500 million of such net assets	0.815%
Next $500 million of such net assets	0.765%
Over $2 billion of such net assets	0.715%

Accordingly, for the year ended August 31, 2006, the fee pursuant to the investment management agreements was equivalent to an annual effective rate of 0.94% of the Fund's average daily net assets.

For the period from September 1, 2005 through May 31, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.46%
Class B	1.48%
Class C	1.47%
Class S	1.45%
Class R	1.96%

Effective June 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.70%
Class B	2.46%
Class C	2.46%
Class R	1.96%

For Class S shares, effective June 1, 2006 through July 16, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 1.46%. Effective July 17, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 1.23%.

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through August 31, 2006, the Advisor received an Administration Fee of $318,009, of which $112,267 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and R shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP (through July 14, 2006) and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended August 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2006
Class A	$ 101,826	$ —	$ 28,029
Class B	44,038	11,320	13,044
Class C	27,529	—	8,387
Class R	3,988	—	999
Class AARP	272,389	—	53,288
Class S	982,454	—	283,730
	$ 1,432,224	$ 11,320	$ 387,477

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective June 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period from September 1, 2005 though May 31, 2006, the amounts charged to the Fund by DWS-SFAC for accounting services aggregated $391,546, all of which was paid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended August 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2006
Class B	$ 71,234	$ 8,410
Class C	113,359	20,910
Class R	5,921	740
	$ 190,514	$ 30,060

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2006	Annual Effective Rate
Class A	$ 115,810	$ 42,024.22%
Class B	23,432	5,266.25%
Class C	37,539	13,007.25%
Class R	5,447	1,914.23%
	$ 182,228	$ 62,211

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2006, aggregated $81,024.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2006, the CDSC for Class B and C shares aggregated $20,969 and $3,440, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $21,000, of which $7,320 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo was phased out in 2006.

On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

D. Expense Reductions

For the year ended August 31, 2006, the Advisor reimbursed the Fund $11,148, which represented a portion of the expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2006		Year Ended August 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,102,695	$ 104,659,031	561,268	$ 14,695,924
Class B	256,690	8,553,567	55,537	1,457,582
Class C	1,070,812	35,808,426	75,077	1,949,089
Class R	70,861	2,315,412	22,425	618,830
Class AARP	449,262	14,836,585	227,224	6,061,444
Class S	3,403,324	112,635,359	1,382,888	36,546,378
		$ 278,808,380		$ 61,329,247
Shares issued to shareholders in reinvestment of distributions
Class A	70,889	$ 2,162,821	—	$ —
Class B	18,031	545,297	—	—
Class C	14,957	452,461	—	—
Class R	3,913	119,376	—	—
Class AARP	286,458	8,731,243	7,679	201,655
Class S	2,204,869	67,072,291	98,631	2,585,116
		$ 79,083,489		$ 2,786,771
Shares redeemed
Class A	(637,377)	$ (21,036,168)	(428,631)	$ (11,232,441)
Class B	(120,015)	(3,914,474)	(149,951)	(3,915,922)
Class C	(143,955)	(4,767,544)	(112,980)	(2,983,604)
Class R	(8,345)	(271,039)	(4,538)	(122,174)
Class AARP	(572,247)	(18,770,305)	(530,864)	(14,018,617)
Class S	(3,706,255)	(121,963,513)	(4,224,467)	(110,692,692)
		$ (170,723,043)		$ (142,965,450)
Shares converted*
Class AARP	(3,924,906)	$ (127,826,633)	—	$ —
Class S	3,930,699	127,826,633	—	—
		$ —		$ —
Redemption fees		$ 38,716		$ 2,044
Net increase (decrease)
Class A	2,536,207	$ 85,801,290	132,637	$ 3,463,638
Class B	154,706	5,184,509	(94,414)	(2,458,320)
Class C	941,814	31,497,800	(37,903)	(1,034,509)
Class R	66,429	2,163,749	17,887	497,482
Class AARP	(3,761,433)	(123,022,038)	(295,961)	(7,755,518)
Class S	5,832,637	185,582,232	(2,742,948)	(71,560,161)
		$ 187,207,542		$ (78,847,388)

* On July 14, 2006, Class AARP shares converted into Class S shares.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlement to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement order based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Subsequent to August 31, 2006, the Fund recorded a receivable from the Advisor of $180,452 which is equivalent to $0.005 per share.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Global/International Fund, Inc. and the Shareholders of DWS Global Thematic Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Thematic Fund (formerly Scudder Global Fund) (the "Fund") at August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 19, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $1.816 per share from net long-term capital gains during its year ended August 31, 2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $214,500,000 as capital gain dividends for its year ended August 31, 2006, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's year ended August 31, 2006 qualified, for the dividends received deduction.

The Fund paid foreign taxes of $2,138,629 and earned $21,055,626 of foreign source income during the year ended August 31, 2006. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.05 per share as foreign taxes paid and $0.54 per share as income earned from foreign sources for the year ended August 31, 2006.

For Federal Income Tax purposes, the Fund designates $27,300,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Global Thematic Fund (the "Fund") was held on May 5, 2006 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Board Members. ("Number of Votes" represents all funds that are series of DWS Global/International Fund, Inc.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	52,659,682.189	3,062,663.141
Dawn-Marie Driscoll	52,589,148.484	3,133,196.846
Keith R. Fox	52,623,121.469	3,099,223.861
Kenneth C. Froewiss	52,624,460.924	3,097,884.406
Martin J. Gruber	52,509,691.342	3,212,653.988
Richard J. Herring	52,575,945.879	3,146,399.451
Graham E. Jones	52,450,381.693	3,271,963.637
Rebecca W. Rimel	52,609,490.997	3,112,854.333
Philip Saunders, Jr.	52,459,228.550	3,263,116.780
William N. Searcy, Jr.	52,551,379.260	3,170,966.070
Jean Gleason Stromberg	52,601,338.102	3,121,007.228
Carl W. Vogt	52,544,896.095	3,177,449.235
Axel Schwarzer	52,536,885.827	3,185,459.503

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund's Current Investment Advisor.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
17,580,267.441	839,678.319	879,354.735	1,601,356.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
17,344,440.396	1,117,138.970	837,721.129	1,601,356.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
17,283,925.827	1,149,877.392	865,497.276	1,601,356.000

The meeting was adjourned until June 1, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

IV-C. Approval of Amended and Restated Articles of Incorporation. ("Number of Votes" represents all funds that are series of DWS Global/International Fund, Inc.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
45,353,183.439	2,393,353.977	2,781,281.570	7,820,281.000

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of August 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		88
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005), and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86
Martin J. Gruber (1937) Board Member since 2006

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		88
Richard J. Herring (1946) Board Member since 2006

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)

		88
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2006

President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)

		88
Philip Saunders, Jr. (1935) Board Member since 2006

Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)

		88
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-October 2003)	88
Jean Gleason Stromberg (1943) Board Member since 1999

Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

		88
Carl W. Vogt (1936) Board Member since 2002

Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006

Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; DWS Global High Income Fund (since August 2006); DWS Global Commodities Fund (since August 2006); formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SGQAX	SGQBX	SGQCX
CUSIP Number	233379-817	233379-791	233379-783
Fund Number	407	607	707
For shareholders of Class R
Automated Information Line	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SGQRX
CUSIP Number	233379-767
Fund Number	1512
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCOBX
Fund Number	2007

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, August 31, 2006, DWS Global Thematic Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R Fox, the chair of the Funds' audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS GLOBAL THEMATIC FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$85,500	$128	$0	$0
2005	$83,000	$225	$11,100	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and/or tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$115,500	$73,180	$0
2005	$302,200	$136,355	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$73,180	$15,000	$88,180
2005	$11,100	$136,355	$89,635	$237,090

All other engagement fees were billed for services in connection with process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Thematic Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Thematic Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 30, 2006